UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 01, 2010

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)	55420 (Zip Code)

Registrant’s telephone number, including area code:                                                                                                                     (952) 888-8801

                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On July 1, 2010, The Toro Company filed a Current Report on Form 8-K (the "Original Form 8-K") reporting, among other things, the election of Mr. Jeffrey M. Ettinger to its Board of Directors effective as of July 1, 2010.  At the time of the filing of the Original Form 8-K, the Board had not determined the Board committees on which Mr. Ettinger would serve.  The Company is filing this amendment to the Original Form 8-K to report that at its regular meeting held on July 20, 2010, the Board, upon recommendation of the Nominating & Governance Committee, appointed Mr. Ettinger to the Audit Committee and the Compensation & Human Resources Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: July 21, 2010	By /s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel